--------------------------------------------------------------------------------
                             COMPUTATIONAL MATERIAL
--------------------------------------------------------------------------------

                                     [LOGO]
                                     CENTEX
                                   HOME EQUITY
                                   CORPORATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     $310,000,000 CERTIFICATES (APPROXIMATE)
                      CENTEX HOME EQUITY LOAN TRUST 2000-A
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                  CENTEX HOME EQUITY CORP. (SELLER & SERVICER)
                          CHEC FUNDING, LLC (DEPOSITOR)
--------------------------------------------------------------------------------

Neither the Sponsor nor any of its affiliates make any representations as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein addresses only certain aspects of the applicable certificates' characteristics and thus does not provide a complete assessment of the certificates. As such, the information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the certificates should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the certificates in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The certificates may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the certificates. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced certificates will actually perform as described in any scenario presented. A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney's Syndicate Desk at (212) 723-6171.

--------------------------------------------------------------------------------
                      CENTEX HOME EQUITY LOAN TRUST 2000-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   TO 10% CALL

                                                                    Payment     Expected   Stated        Expected
            Approx.                                          WAL    Window       Final      Final        Ratings
Class      Size (1)     Group     Type        Benchmark     (yrs)    (mos)     Maturity    Maturity    (S&P/Moody's)
A-1         61,000,000   I     Fixed - Seq      EDSF        0.96    1  - 20    Nov 2001    May 2018      AAA/Aaa
A-2         19,000,000   I     Fixed - Seq      Curve       2.01    20 - 28   July 2002    Mar 2022      AAA/Aaa
A-3         33,000,000   I     Fixed - Seq      Curve       3.00    28 - 46    Jan 2004    Oct 2026      AAA/Aaa
A-4         27,000,000   I     Fixed - Seq      Curve       5.01    46 - 80    Nov 2006    Mar 2029      AAA/Aaa
A-5         17,500,000   I     Fixed - Seq      Curve       7.46    80 - 90   Sept 2007    Mar 2031      AAA/Aaa
A-6         17,500,000   I     Fixed - NAS      Curve       6.22    37 - 90   Sept 2007    Mar 2031      AAA/Aaa
A-7        135,000,000   II       ARM - PT   1 mo. LIBOR    2.61    1  - 90   Sept 2007    Mar 2031      AAA/Aaa

(1) Subject to a permitted variance of plus or minus 5%.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  PRICING SPEED

GROUP I               120% PPC

                      100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.

GROUP II              28% CPR

--------------------------------------------------------------------------------

This page must be accompanied by the disclaimer included on the cover of these materials. If you do not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

--------------------------------------------------------------------------------
                CENTEX HOME EQUITY LOAN TRUST 2000-A (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              TRANSACTION OVERVIEW

  COLLATERAL                  -   Two loan groups: Group I (fixed) and Group II
                                  (ARM).

                              - Group I comprised of conventional 1st and 2nd lien fixed-rate home equity loans, both balloon and fully amortizing.

                              - Group II comprised of 1st lien six-month LIBOR indexed conventional and 2/28 hybrid adjustable rate home equity loans.

                              - The information presented is based upon the STATISTICAL CALCULATION DATE of February 11, 2000. The actual pool size at closing is expected to be approximately $310,000,000. The weighted average mortgage loan characteristics presented in the computational materials are not expected to materially change with the addition of the remaining loans.

   STRUCTURE                  -   Group I - sequential pay (with NAS) supported
                                  primarily by fixed collateral.

                              - Group II - pass-through supported primarily by ARM collateral.

   CREDIT ENHANCEMENT         -   100% FSA wrapped.

                              -   Excess spread will be used to turbo the
                                  structure and create overcollateralization.

                              - If available, excess cash from either pool will cover ANY shortfalls and build overcollateralization.

   AVAILABLE FUNDS CAP        -   Classes A-5 and A-6 are subject to a net WAC
                                  cap (without carry-over).

                              - Class A-7 is subject to an available funds cap (with carry-over on a subordinated basis).

   CARVE-OUT                  -   Class A-7 available funds cap will be reduced
                                  by 0.50% after 12 months.

   CLEANUP CALL               -   Servicer may terminate the trust if the total
                                  bond balance falls below 10% of its original amount.

   STEP-UP COUPON             -   On or after the Cleanup Call Date, the Class
                                  A-5 coupon will increase by 0.50% and the spread over LIBOR will double for the Class
                                  A-7 coupon.

   MONTHLY FEES               -   Servicing fee of 0.50%.

                              - Insurance premium as stated in the underlying documents.

   EXPECTED TIMING            -   Pricing Date: March 1, 2000.

                              -   Settlement: March 15, 2000.

                              -   First Payment Date: April 25, 2000.

--------------------------------------------------------------------------------

This page must be accompanied by the disclaimer included on the cover of these materials. If you do not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

-----------------------------------------------------------------------------------------------------------------
                                              SENSITIVITY ANALYSIS
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                           TO 10% CALL
GROUP I % OF PPC             50.0%       75.0%       100.0%       120.0%       150.0%       200.0%      250.0%
GROUP II CPR                 11.0%       16.5%        22.0%        28.0%        33.0%       44.0%       55.0%

CLASS A-1
---------
AVG. LIFE (YRS)               1.74        1.31        1.08         0.96         0.84         0.72        0.63
WINDOW (MO)                  1 - 43      1 - 30      1 - 24       1 - 20       1 - 17       1 - 14      1 - 12
EXPECTED FINAL MAT.         10/2003     09/2002      03/2002      11/2001      08/2001     05/2001     03/2001

CLASS A-2
---------
AVG. LIFE (YRS)               4.33        3.02        2.35         2.01         1.67         1.33        1.13
WINDOW (MO)                 43 - 61     30 - 42      24 - 32      20 - 28      17 - 23     14 - 18     12 - 15
EXPECTED FINAL MAT.         04/2005     09/2003      11/2002      07/2002      02/2002     09/2001     06/2001

CLASS A-3
---------
AVG. LIFE (YRS)               7.28        4.77        3.59         3.00         2.42         1.84        1.50
WINDOW (MO)                 61 -122     42 - 76      32 - 56      28 - 46      23 - 36     18 - 27     15 - 21
EXPECTED FINAL MAT.         05/2010     07/2006      11/2004      01/2004      03/2003     06/2002     12/2001

CLASS A-4
---------
AVG. LIFE (YRS)              13.23        9.06        6.35         5.01         3.87         2.76        2.12
WINDOW (MO)                 122 - 200   76 - 146    56 - 111      46 - 80      36 - 59     27 - 41     21 - 30
EXPECTED FINAL MAT.         11/2016     05/2012      06/2009      11/2006      02/2005     08/2003     09/2002

CLASS A-5
---------
AVG. LIFE (YRS)              16.94       12.19        9.28         7.46         5.81         4.09        3.01
WINDOW (MO)                 200 - 203   146 - 146   111 - 111     80 - 90      59 - 72     41 - 52     30 - 39
EXPECTED FINAL MAT.         02/2017     05/2012      06/2009      09/2007      03/2006     07/2004     06/2003

CLASS A-6
---------
AVG. LIFE (YRS)               8.29        7.39        6.76         6.22         5.37         4.18        3.27
WINDOW (MO)                 37 - 203    37 - 146    37 - 111      37 - 90      37 - 72     37 - 52     37 - 39
EXPECTED FINAL MAT.         02/2017     05/2012      06/2009      09/2007      03/2006     07/2004     06/2003

CLASS A-7
---------
AVG. LIFE (YRS)               6.55        4.48        3.34         2.61         2.15         1.52        1.12
WINDOW (MO)                 1 - 203     1 - 146      1 - 111      1 - 90       1 - 72       1 - 52      1 - 39
EXPECTED FINAL MAT.         02/2017     05/2012      06/2009      09/2007      03/2006     07/2004     06/2003

                                                          TO MATURITY
CLASS A-5
---------
AVG. LIFE (YRS)              21.53       16.48        12.88        10.60        7.74         4.60        3.13
WINDOW (MO)                 200 - 345   149 - 307   111 - 251    80 - 213     59 - 173     41 - 125    30 - 48
EXPECTED FINAL MAT.         12/2028     10/2025      02/2021      12/2017      08/2014     08/2010     03/2004

CLASS A-6
---------
AVG. LIFE (YRS)               8.31        7.43        6.88         6.54         6.17         5.69        4.78
WINDOW (MO)                 37 - 343    37 - 304    37 - 248     37 - 211     37 - 170     37 - 123    37 - 95
EXPECTED FINAL MAT.         10/2028     07/2025      11/2020      10/2017      05/2014     06/2010     02/2008

CLASS A-7
---------
AVG. LIFE (YRS)               7.04        4.86        3.62         2.79         2.31         1.63        1.19
WINDOW (MO)                 1 - 345     1 - 302      1 - 241      1 -188       1 - 156     1 - 109      1 - 80
EXPECTED FINAL MAT.         12/2028     05/2025      04/2020      11/2015      03/2013     04/2009     11/2006
-----------------------------------------------------------------------------------------------------------------

This page must be accompanied by the disclaimer included on the cover of these materials. If you do not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

------------------------------------------------------------------------------------------------
                      GROUP II AVAILABLE FUNDS CAP ANALYSIS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                                          ASSUMPTIONS

               -   LIBOR stressed to infinity           -  Available funds cap
               -   No O/C buildup                          is calculated net of
               -   Act/360 day count                       servicing fee, surety
               -   0% Losses                               fee and carve-out
               -   28% CPR                                 (after 12 months)
         4/25/00              6.92%                          3/25/03           14.91%
         5/25/00             10.53%                          4/25/03           13.74%
         6/25/00             10.19%                          5/25/03           14.30%
         7/25/00             10.53%                          6/25/03           13.84%
         8/25/00             10.22%                          7/25/03           14.31%
         9/25/00             10.27%                          8/25/03           14.10%
         10/25/00            10.65%                          9/25/03           14.44%
         11/25/00            10.32%                          10/25/03          15.20%
         12/25/00            10.67%                          11/25/03          14.81%
         1/25/01             10.32%                          12/25/03          15.30%
         2/25/01             10.35%                          1/25/04           14.81%
         3/25/01             11.52%                          2/25/04           15.04%
         4/25/01              9.96%                          3/25/04           16.38%
         5/25/01             10.30%                          4/25/04           15.56%
         6/25/01              9.97%                          5/25/04           16.17%
         7/25/01             10.30%                          6/25/04           15.64%
         8/25/01             10.00%                          7/25/04           16.17%
         9/25/01             10.05%                          8/25/04           15.88%
         10/25/01            10.43%                          9/25/04           16.16%
         11/25/01            10.10%                          10/25/04          16.94%
         12/25/01            10.44%                          11/25/04          16.48%
         1/25/02             10.11%                          12/25/04          17.03%
         2/25/02             10.60%                          1/25/05           16.48%
         3/25/02             12.42%                          2/25/05           16.48%
         4/25/02             11.72%                          3/25/05           18.25%
         5/25/02             12.30%                          4/25/05           16.48%
         6/25/02             11.91%                          5/25/05           17.03%
         7/25/02             12.31%                          6/25/05           16.48%
         8/25/02             12.17%                          7/25/05           17.03%
         9/25/02             12.50%                          8/25/05           16.48%
         10/25/02            13.20%                          9/25/05           16.48%
         11/25/02            12.87%                          10/25/05          17.03%
         12/25/02            13.30%                          11/25/05          16.48%
         1/25/03             12.88%                          12/25/05          17.03%
         2/25/03             13.13%

------------------------------------------------------------------------------------------------

This page must be accompanied by the disclaimer included on the cover of these materials. If you do not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

---------------------------------------------------------------------------------------------------------------------
                           GROUP I COLLATERAL SUMMARY

  Statistics for the FIXED RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.

                                                                   SUMMARY STATISTICS         RANGE (IF APPROPRIATE)
                                                                   ------------------         ----------------------
  TOTAL NUMBER OF LOANS                                                         2,476
  TOTAL OUTSTANDING LOAN BALANCE                                      $140,226,572.06
  BALLOON (% OF TOTAL)                                                          6.62%
  AVERAGE LOAN PRINCIPAL BALANCE                                           $56,634.32       $9,461.00 to $499,811.76
  WA COUPON                                                                    11.93%                7.49% to 19.99%
  WA ORIGINAL TERM (MONTHS)                                                       310                      60 to 360
  WA CALCULATED REMAINING TERM (MONTHS)                                           309                      58 to 360
  WA CLTV                                                                      79.22%               8.21% to 100.00%
  WA SECOND MORTGAGE RATIO 1                                                   31.32%                5.15% to 90.86%
  LIEN POSITION (1ST/2ND)                                                93.07%/6.93%
  PROPERTY TYPE
         SINGLE FAMILY                                                         88.60%
         PUD                                                                    4.96%
         TWO- TO FOUR-FAMILY                                                    2.53%
         TOWNHOUSE                                                              1.72%
         MANUFACTURED HOUSING                                                   1.68%
         CONDOMINIUM                                                            0.51%
  OCCUPANCY STATUS
         PRIMARY HOME                                                          96.75%
         INVESTMENT                                                             2.75%
         SECOND HOME                                                            0.51%
                                                                Texas:         17.32%
                                                              Florida:          9.00%
  GEOGRAPHIC DISTRIBUTION(2)                                Tennessee:          5.36%

---------------------------------------------------------------------------------------------------------------------

--------------------
(1) Applies to 2nd liens only.
(2) Other states account individually for less than 5% of the pool balance.


This page must be accompanied by the disclaimer included on the cover of these materials. If you do not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

---------------------------------------------------------------------------------------------------------------------
                     GROUP I COLLATERAL SUMMARY (CONTINUED)

Statistics for the FIXED RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.

                                        PRINCIPAL BALANCES

----------------------------------------------------------------------------------------------------
                                    MORTGAGE        STAT. CALC. DATE         % OF STAT. CALC. DATE
  PRINCIPAL BALANCE ($)               LOANS       PRINCIPAL BALANCE ($)        PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------
  5,000.01 - 10,000.00                    5                  48,713.50                0.03
  10,000.01 - 15,000.00                  92               1,161,302.02                0.83
  15,000.01 - 20,000.00                 128               2,305,568.83                1.64
  20,000.01 - 25,000.00                 179               4,139,550.21                2.95
  25,000.01 - 30,000.00                 199               5,502,935.47                3.92
  30,000.01 - 35,000.00                 182               5,962,649.98                4.25
  35,000.01 - 40,000.00                 198               7,467,346.84                5.33
  40,000.01 - 45,000.00                 191               8,169,524.64                5.83
  45,000.01 - 50,000.00                 166               7,927,350.25                5.65
  50,000.01 - 55,000.00                 166               8,709,292.09                6.21
  55,000.01 - 60,000.00                 159               9,139,618.86                6.52
  60,000.01 - 65,000.00                 110               6,908,889.21                4.93
  65,000.01 - 70,000.00                 113               7,632,601.72                5.44
  70,000.01 - 75,000.00                  76               5,497,296.26                3.92
  75,000.01 - 80,000.00                  76               5,903,564.86                4.21
  80,000.01 - 85,000.00                  47               3,869,742.17                2.76
  85,000.01 - 90,000.00                  54               4,739,156.58                3.38
  90,000.01 - 95,000.00                  31               2,888,583.12                2.06
  95,000.01 - 100,000.00                 42               4,095,454.40                2.92
  100,000.01 - 105,000.00                37               3,795,739.11                2.71
  105,000.01 - 110,000.00                29               3,111,688.16                2.22
  110,000.01 - 115,000.00                19               2,151,678.51                1.53
  115,000.01 - 120,000.00                23               2,696,296.47                1.92
  120,000.01 - 125,000.00                18               2,222,492.13                1.58
  125,000.01 - 130,000.00                17               2,157,146.32                1.54
  130,000.01 - 135,000.00                19               2,504,074.07                1.79
  135,000.01 - 140,000.00                13               1,775,038.53                1.27
  140,000.01 - 145,000.00                 6                 858,358.76                0.61
  145,000.01 - 150,000.00                 7               1,035,020.39                0.74
  150,000.01 - 200,000.00                52               8,906,049.59                6.35
  200,000.01 - 250,000.00                 8               1,879,603.33                1.34
  250,000.01 - 300,000.00                 3                 820,945.42                0.59
  300,000.01 - 350,000.00                 5               1,612,478.66                1.15
  350,000.01 - 400,000.00                 2                 745,800.00                0.53
  450,000.01 - 500,000.00                 4               1,885,021.60                1.34

  TOTAL                               2,476             140,226,572.06              100.00

----------------------------------------------------------------------------------------------------

This page must be accompanied by the disclaimer included on the cover of these materials. If you do not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

---------------------------------------------------------------------------------------------------------------------
                     GROUP I COLLATERAL SUMMARY (CONTINUED)

Statistics for the FIXED RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.

                                             LOAN RATES

----------------------------------------------------------------------------------------------------
                                    MORTGAGE        STAT. CALC. DATE         % OF STAT. CALC. DATE
  PRINCIPAL BALANCE ($)               LOANS       PRINCIPAL BALANCE ($)        PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------
  7.001 - 7.500                           1                 192,712.05                0.14
  7.501 - 8.000                           3                 297,650.04                0.21
  8.001 - 8.500                          12               1,033,761.97                0.74
  8.501 - 9.000                          31               2,474,924.26                1.76
  9.001 - 9.500                          49               4,280,000.36                3.05
  9.501 - 10.000                        120               9,495,454.44                6.77
  10.001 - 10.500                        90               6,121,909.12                4.37
  10.501 - 11.000                       225              17,524,303.30               12.50
  11.001 - 11.500                       235              15,240,076.84               10.87
  11.501 - 12.000                       337              20,574,064.57               14.67
  12.001 - 12.500                       280              16,114,719.11               11.49
  12.501 - 13.000                       414              21,708,156.65               15.48
  13.001 - 13.500                       164               6,848,058.49                4.88
  13.501 - 14.000                       209               7,899,541.25                5.63
  14.001 - 14.500                        91               3,158,317.99                2.25
  14.501 - 15.000                       112               3,843,883.27                2.74
  15.001 - 15.500                        31               1,375,260.17                0.98
  15.501 - 16.000                        29               1,007,855.11                0.72
  16.001 - 16.500                        18                 511,396.00                0.36
  16.501 - 17.000                        14                 295,560.60                0.21
  17.001 - 17.500                         4                  74,886.54                0.05
  17.501 - 18.000                         5                 107,991.49                0.08
  18.001 - 18.500                         1                  35,354.89                0.03
  19.501 - 20.000                         1                  10,733.55                0.01

  TOTAL:                              2,476             140,226,572.06              100.00

---------------------------------------------------------------------------------------------------------------------

This page must be accompanied by the disclaimer included on the cover of these materials. If you do not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.


---------------------------------------------------------------------------------------------------------------------
                     GROUP I COLLATERAL SUMMARY (CONTINUED)

Statistics for the FIXED RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.

                             ORIGINAL TERM TO STATED MATURITY

--------------------------------------------------------------------------------------------------
                                   MORTGAGE       STAT. CALC. DATE         % OF STAT. CALC. DATE
  ORIGINAL TERM (MONTHS)             LOANS       PRINCIPAL BALANCE ($)        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------
  0 - 60                                32                 636,799.61                 0.45
  61 - 120                             186               5,391,421.45                 3.84
  121 - 180                            502              23,247,607.67                16.58
  181 - 240                            225              10,802,346.16                 7.70
  241 - 300                             13                 830,679.01                 0.59
  301 - 360                          1,518              99,317,718.16                70.83

  TOTAL:                             2,476             140,226,572.06               100.00

                       CALCULATED REMAINING TERM TO STATED MATURITY

--------------------------------------------------------------------------------------------------
                                   MORTGAGE       STAT. CALC. DATE         % OF STAT. CALC. DATE
  REMAINING TERM (MONTHS)            LOANS       PRINCIPAL BALANCE ($)        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------
  0 - 60                                32                 636,799.61                 0.45
  61 - 120                             186               5,391,421.45                 3.84
  121 - 180                            502              23,247,607.67                16.58
  181 - 240                            225              10,802,346.16                 7.70
  241 - 300                             13                 830,679.01                 0.59
  301 - 360                          1,518              99,317,718.16                70.83

  TOTAL:                             2,476             140,226,572.06               100.00

                                          SEASONING

--------------------------------------------------------------------------------------------------
                                   MORTGAGE       STAT. CALC. DATE         % OF STAT. CALC. DATE
  SEASONING (MONTHS)                 LOANS       PRINCIPAL BALANCE ($)        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------

  0                                    961              51,555,981.66                36.77
  1                                  1,109              64,187,995.89                45.77
  2                                    400              23,966,375.32                17.09
  3                                      5                 488,541.15                 0.35
  11                                     1                  27,678.04                 0.02

  TOTAL:                             2,476             140,226,572.06               100.00

--------------------------------------------------------------------------------------------------

This page must be accompanied by the disclaimer included on the cover of these materials. If you do not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

---------------------------------------------------------------------------------------------------------------------
                          GROUP I COLLATERAL SUMMARY (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
Statistics for the FIXED RATE HOME EQUITY LOANS are listed below as of the
STATISTICAL CALCULATION DATE.

                            COMBINED LOAN-TO-VALUE RATIO

---------------------------------------------------------------------------------------------------------------------
                                          MORTGAGE             STAT. CALC. DATE             % OF STAT. CALC. DATE
  CLTV (%)                                  LOANS            PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
  less than or equal to 10.00                   1                        10,256.54                   0.01
  10.01 - 15.00                                 1                        15,000.00                   0.01
  15.01 - 20.00                                10                       234,327.97                   0.17
  20.01 - 25.00                                 7                       237,208.19                   0.17
  25.01 - 30.00                                12                       311,640.56                   0.22
  30.01 - 35.00                                14                       675,809.89                   0.48
  35.01 - 40.00                                25                       783,853.99                   0.56
  40.01 - 45.00                                38                       941,468.21                   0.67
  45.01 - 50.00                                41                     1,228,689.44                   0.88
  50.01 - 55.00                                54                     1,787,899.64                   1.28
  55.01 - 60.00                                78                     3,537,130.06                   2.52
  60.01 - 65.00                               106                     4,311,350.49                   3.07
  65.01 - 70.00                               181                     8,193,989.46                   5.84
  70.01 - 75.00                               277                    16,055,640.80                  11.45
  75.01 - 80.00                               648                    37,494,748.43                  26.74
  80.01 - 85.00                               433                    26,002,663.07                  18.54
  85.01 - 90.00                               415                    29,523,633.34                  21.05
  90.01 - 95.00                                90                     6,136,236.25                   4.38
  95.01 - 100.00                               45                     2,745,025.73                   1.96

  TOTAL:                                    2,476                   140,226,572.06                 100.00

                                          SECOND MORTGAGE RATIO

---------------------------------------------------------------------------------------------------------------------
                                          MORTGAGE             STAT. CALC. DATE             % OF STAT. CALC. DATE
  2ND MORTGAGE RATIO (%)                    LOANS            PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  less than or equal to 10.00                  11                       133,083.65                   0.09
  10.01 - 15.00                                43                       790,299.51                   0.56
  15.01 - 20.00                                54                     1,070,167.67                   0.76
  20.01 - 25.00                                64                     1,631,087.74                   1.16
  25.01 - 30.00                                52                     1,672,871.10                   1.19
  30.01 - 35.00                                44                     1,628,702.65                   1.16
  35.01 - 40.00                                21                       823,360.78                   0.59
  40.01 - 45.00                                13                       462,890.43                   0.33
  45.01 - 50.00                                 5                       224,051.11                   0.16
  50.01 - 55.00                                 8                       363,039.48                   0.26
  55.01 - 60.00                                 7                       327,200.45                   0.23
  60.01 - 65.00                                 2                       255,976.42                   0.18
  65.01 - 70.00                                 3                       130,215.08                   0.09
  70.01 - 75.00                                 2                        85,994.95                   0.06
  75.01 - 80.00                                 1                        20,963.28                   0.01
  80.01 - 85.00                                 2                        78,395.00                   0.06
  90.01 - 95.00                                 1                        17,500.00                   0.01

---------------------------------------------------------------------------------------------------------------------
  TOTAL:                                      333                     9,715,799.30                   6.93

---------------------------------------------------------------------------------------------------------------------

  This page must be accompanied by the disclaimer included on the cover of   10
  these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.


---------------------------------------------------------------------------------------------------------------------
                          GROUP I COLLATERAL SUMMARY (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
Statistics for the FIXED RATE HOME EQUITY LOANS are listed below as of the
STATISTICAL CALCULATION DATE.



                                             LIEN POSITION

---------------------------------------------------------------------------------------------------------------------
                                          MORTGAGE             STAT. CALC. DATE             % OF STAT. CALC. DATE
  POSITION                                  LOANS            PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  1ST LIEN                                  2,143                   130,510,772.76                  93.07
  2ND LIEN                                    333                     9,715,799.30                   6.93

  TOTAL:                                    2,476                   140,226,572.06                 100.00



                                               OCCUPANCY TYPE

---------------------------------------------------------------------------------------------------------------------
                                          MORTGAGE             STAT. CALC. DATE             % OF STAT. CALC. DATE
  TYPE                                      LOANS            PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  PRIMARY HOME                              2,356                   135,665,327.68                  96.75
  INVESTMENT PROPERTY                         106                     3,851,200.95                   2.75
  SECOND HOME                                  14                       710,043.43                   0.51

  TOTAL:                                    2,476                   140,226,572.06                 100.00



                                               PROPERTY TYPE

---------------------------------------------------------------------------------------------------------------------
                                          MORTGAGE             STAT. CALC. DATE             % OF STAT. CALC. DATE
  TYPE                                      LOANS            PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  SINGLE FAMILY                             2,245                   124,237,920.27                  88.60
  PUD                                          73                     6,959,100.61                   4.96
  TWO- TO FOUR-FAMILY                          57                     3,550,261.26                   2.53
  TOWNHOUSE                                    41                     2,404,930.13                   1.72
  MANUFACTURED HOUSING                         42                     2,358,283.93                   1.68
  CONDOMINIUM                                  18                       716,075.86                   0.51

  TOTAL:                                    2,476                   140,226,572.06                 100.00



---------------------------------------------------------------------------------------------------------------------





  This page must be accompanied by the disclaimer included on the cover of   11
  these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

---------------------------------------------------------------------------------------------------------------------
                          GROUP I COLLATERAL SUMMARY (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
Statistics for the FIXED RATE HOME EQUITY LOANS are listed below as of the
STATISTICAL CALCULATION DATE.
                                                        STATES
---------------------------------------------------------------------------------------------------------------------
                                          MORTGAGE             STAT. CALC. DATE             % OF STAT. CALC. DATE
  STATE                                     LOANS            PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
  ARIZONA                                      36                     1,881,697.00                   1.34
  ARKANSAS                                     36                     1,948,373.26                   1.39
  CALIFORNIA                                   18                       923,457.69                   0.66
  COLORADO                                     37                     2,963,312.06                   2.11
  CONNECTICUT                                  19                     1,430,420.44                   1.02
  DELAWARE                                      8                       467,620.49                   0.33
  FLORIDA                                     182                    12,622,123.29                   9.00
  GEORGIA                                      56                     4,571,423.87                   3.26
  IDAHO                                         6                       296,236.95                   0.21
  ILLINOIS                                     83                     5,014,473.63                   3.58
  INDIANA                                      63                     3,212,754.30                   2.29
  IOWA                                         45                     1,798,998.25                   1.28
  KANSAS                                       71                     3,235,681.09                   2.31
  KENTUCKY                                     35                     1,958,674.36                   1.40
  LOUISIANA                                    53                     2,592,669.06                   1.85
  MAINE                                        24                     2,047,005.95                   1.46
  MARYLAND                                     19                     1,464,682.69                   1.04
  MASSACHUSETTS                                13                     1,590,989.48                   1.13
  MICHIGAN                                     73                     4,009,924.88                   2.86
  MINNESOTA                                    44                     2,668,576.87                   1.90
  MISSISSIPPI                                  74                     3,827,762.14                   2.73
  MISSOURI                                    133                     5,701,851.92                   4.07
  MONTANA                                       1                        31,488.45                   0.02
  NEBRASKA                                     38                     2,072,156.93                   1.48
  NEVADA                                        6                       452,131.82                   0.32
  NEW HAMPSHIRE                                 3                       239,253.81                   0.17
  NEW JERSEY                                   30                     1,625,356.02                   1.16
  NEW MEXICO                                   40                     2,592,675.19                   1.85
  NEW YORK                                     68                     3,550,567.61                   2.53
  NORTH CAROLINA                               86                     5,246,450.14                   3.74
  NORTH DAKOTA                                  2                        59,033.87                   0.04
  OHIO                                         66                     4,094,851.50                   2.92
  OKLAHOMA                                     67                     2,393,290.26                   1.71
  OREGON                                       11                       772,685.13                   0.55
  PENNSYLVANIA                                103                     4,774,198.04                   3.40
  RHODE ISLAND                                  2                        85,212.94                   0.06
  SOUTH CAROLINA                               62                     4,055,993.86                   2.89
  SOUTH DAKOTA                                  1                        21,243.64                   0.02
  TENNESSEE                                   124                     7,517,852.77                   5.36
  TEXAS                                       485                    24,282,849.27                  17.32
  UTAH                                         12                     1,015,170.97                   0.72
  VERMONT                                       3                       158,819.52                   0.11
  VIRGINIA                                     44                     3,181,352.64                   2.27
  WASHINGTON                                   51                     3,622,948.08                   2.58
  WEST VIRGINIA                                13                       550,108.09                   0.39
  WISCONSIN                                    26                     1,405,000.74                   1.00
  WYOMING                                       4                       197,171.10                   0.14
---------------------------------------------------------------------------------------------------------------------
  TOTAL:                                    2,476                   140,226,572.06                 100.00
---------------------------------------------------------------------------------------------------------------------

  This page must be accompanied by the disclaimer included on the cover of   12
  these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.


---------------------------------------------------------------------------------------------------------------------
                          GROUP I COLLATERAL SUMMARY (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
Statistics for the FIXED RATE HOME EQUITY LOANS are listed below as of the
STATISTICAL CALCULATION DATE.



                                            DOCUMENTATION TYPE

---------------------------------------------------------------------------------------------------------------------
                                          MORTGAGE             STAT. CALC. DATE             % OF STAT. CALC. DATE
  TYPE                                      LOANS            PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  FULL DOCUMENTATION                        2,179                   120,791,914.49                  86.14
  STATED INCOME                               204                    12,148,663.37                   8.66
  LIMITED DOCUMENTATION                        93                     7,285,994.20                   5.20

  TOTAL:                                    2,476                   140,226,572.06                 100.00



                                                 CREDIT GRADE

---------------------------------------------------------------------------------------------------------------------
                                          MORTGAGE             STAT. CALC. DATE             % OF STAT. CALC. DATE
  GRADE                                     LOANS            PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  A+                                          133                    $9,305,086.28                   6.64
  A1                                          518                   $32,416,442.75                  23.12
  A2                                          880                   $51,498,638.86                  36.73
  B                                           398                   $20,921,929.56                  14.92
  C                                             1                       $14,743.54                   0.01
  C1                                          309                   $14,717,603.20                  10.50
  C2                                          135                    $6,595,608.59                   4.70
  D                                           102                    $4,756,519.28                   3.39

  TOTAL:                                    2,476                   140,226,572.06                 100.00



---------------------------------------------------------------------------------------------------------------------















  This page must be accompanied by the disclaimer included on the cover of   13
  these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.


---------------------------------------------------------------------------------------------------------------------
                          GROUP I COLLATERAL SUMMARY (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
Statistics for the FIXED RATE HOME EQUITY LOANS are listed below as of the
STATISTICAL CALCULATION DATE.



                                            PREPAYMENT PENALTIES

---------------------------------------------------------------------------------------------------------------------
                                          MORTGAGE             STAT. CALC. DATE             % OF STAT. CALC. DATE
  PENALTY                                   LOANS            PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  NO                                        1,154                    56,627,910.19                  40.38
  YES                                       1,322                    83,598,661.87                  59.62

  TOTAL:                                    2,476                   140,226,572.06                 100.00



                                          PREPAYMENT PENALTY TERM

---------------------------------------------------------------------------------------------------------------------
                                          MORTGAGE             STAT. CALC. DATE             % OF STAT. CALC. DATE
  PENALTY TERM (MONTHS)                     LOANS            PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  0                                         1,154                    56,627,910.19                  40.38
  12                                           65                     4,095,336.47                   2.92
  24                                           27                     1,996,372.49                   1.42
  36                                          208                    14,837,607.93                  10.58
  42                                            6                       559,085.05                   0.40
  48                                            1                       157,108.83                   0.11
  60                                        1,015                    61,953,151.10                  44.18

  TOTAL:                                    2,476                   140,226,572.06                 100.00



---------------------------------------------------------------------------------------------------------------------


















  This page must be accompanied by the disclaimer included on the cover of   14
  these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

--------------------------------------------------------------------------------
                     GROUP II COLLATERAL SUMMARY (CONTINUED)

Statistics for the ADJUSTABLE RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.


                                                                 SUMMARY STATISTICS  RANGE (IF APPROPRIATE)
                                                                 ------------------  ----------------------
TOTAL NUMBER OF LOANS                                                         1,135

TOTAL OUTSTANDING LOAN BALANCE                                      $108,736,090.87

AVERAGE LOAN PRINCIPAL BALANCE                                           $95,802.72  $13,013.66 to
                                                                                     $396,000.00

WA COUPON                                                                    11.22%  7.99% to 15.30%

ARM CHARACTERISTICS
         WA MARGIN                                                            6.37%  2.84% to 10.85%
         WA FIRST PERIODIC CAP                                                1.86%  1.00% to 2.00%
         WA SUBSEQUENT PERIODIC CAP                                           1.00%  1.00% to 1.00%
         WA LIFETIME CAP                                                     18.22%  14.99% to 22.30%
         WA LIFETIME FLOOR                                                   11.22%  7.99% to 15.30%

WA ORIGINAL TERM (MONTHS)                                                       359  60 to 360

WA CALCULATED REMAINING TERM (MONTHS)                                           358  59 to 360

WA CLTV                                                                      83.37%  17.97% to 99.96%

LIEN POSITION (1ST/2ND)                                               100.00%/0.00%

LOAN TYPE
         ARM                                                                 13.68%
         2/28 ARM                                                            86.32%

PROPERTY TYPE
         SINGLE FAMILY                                                       82.07%
         PUD                                                                  8.89%
         TWO- TO FOUR-FAMILY                                                  5.06%
         TOWNHOUSE                                                            1.81%
         MANUFACTURED HOUSING                                                 1.43%
         CONDOMINIUM                                                          0.68%
         OTHER                                                                0.06%

OCCUPANCY STATUS
         PRIMARY HOME                                                        97.59%
         INVESTMENT                                                           2.31%
         SECOND HOME                                                          0.10%

GEOGRAPHIC DISTRIBUTION 1                                        Texas:       7.64%
                                                           N. Carolina:       7.02%
                                                                  Ohio:       6.58%
                                                            Washington:       5.94%
                                                              New York:       5.85%
                                                            California:       5.19%


--------------------------------------------------------------------------------
------------------------------
1 Other states account individually for less than 5% of the pool balance.


This page must be accompanied by the disclaimer included on the cover of      15
these materials. If you did not receive such a disclaimer please contact your Smith Barney Financial Advisor immediately.

--------------------------------------------------------------------------------
                     GROUP II COLLATERAL SUMMARY (CONTINUED)

Statistics for the ADJUSTABLE RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.


                               PRINCIPAL BALANCES

---------------------------------------------------------------------------------------------------------------------
                                                                STAT. CALC. DATE            % OF STAT. CALC. DATE
  PRINCIPAL BALANCE ($)                 MORTGAGE LOANS       PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  10,000.01 - 15,000.00                         2                        28,006.95                   0.03
  15,000.01 - 20,000.00                         2                        33,909.71                   0.03
  20,000.01 - 25,000.00                         8                       184,767.97                   0.17
  25,000.01 - 30,000.00                        17                       479,635.93                   0.44
  30,000.01 - 35,000.00                        29                       938,814.89                   0.86
  35,000.01 - 40,000.00                        45                     1,687,065.90                   1.55
  40,000.01 - 45,000.00                        43                     1,843,785.31                   1.70
  45,000.01 - 50,000.00                        49                     2,342,411.68                   2.15
  50,000.01 - 55,000.00                        55                     2,896,257.78                   2.66
  55,000.01 - 60,000.00                        71                     4,096,321.99                   3.77
  60,000.01 - 65,000.00                        56                     3,513,802.05                   3.23
  65,000.01 - 70,000.00                        58                     3,935,711.86                   3.62
  70,000.01 - 75,000.00                        71                     5,138,611.76                   4.73
  75,000.01 - 80,000.00                        77                     5,970,626.48                   5.49
  80,000.01 - 85,000.00                        39                     3,227,839.17                   2.97
  85,000.01 - 90,000.00                        27                     2,377,402.49                   2.19
  90,000.01 - 95,000.00                        38                     3,514,902.17                   3.23
  95,000.01 - 100,000.00                       39                     3,800,741.28                   3.50
  100,000.01 - 105,000.00                      39                     4,016,647.75                   3.69
  105,000.01 - 110,000.00                      40                     4,304,467.10                   3.96
  110,000.01 - 115,000.00                      30                     3,383,519.31                   3.11
  115,000.01 - 120,000.00                      24                     2,808,897.69                   2.58
  120,000.01 - 125,000.00                      22                     2,703,018.66                   2.49
  125,000.01 - 130,000.00                      14                     1,784,540.33                   1.64
  130,000.01 - 135,000.00                      28                     3,717,060.66                   3.42
  135,000.01 - 140,000.00                      24                     3,298,423.70                   3.03
  140,000.01 - 145,000.00                      12                     1,712,941.45                   1.58
  145,000.01 - 150,000.00                      16                     2,358,316.13                   2.17
  150,000.01 - 200,000.00                      97                    16,666,784.54                  15.33
  200,000.01 - 250,000.00                      32                     7,074,207.69                   6.51
  250,000.01 - 300,000.00                      21                     5,663,412.44                   5.21
  300,000.01 - 350,000.00                       9                     2,837,238.05                   2.61
  350,000.01 - 400,000.00                       1                       396,000.00                   0.36

  TOTAL                                     1,135                   108,736,090.87                 100.00


--------------------------------------------------------------------------------




This page must be accompanied by the disclaimer included on the cover of      16
these materials. If you did not receive such a disclaimer please contact your Smith Barney Financial Advisor immediately.

--------------------------------------------------------------------------------
                     GROUP II COLLATERAL SUMMARY (CONTINUED)

Statistics for the ADJUSTABLE RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.

                                   LOAN RATES

---------------------------------------------------------------------------------------------------------------------
                                                                STAT. CALC. DATE            % OF STAT. CALC. DATE
  LOAN RATE (%)                         MORTGAGE LOANS       PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  7.501 - 8.000                                  2                      367,851.64                   0.34
  8.001 - 8.500                                  4                      474,283.94                   0.44
  8.501 - 9.000                                 20                    2,017,249.96                   1.86
  9.001 - 9.500                                 38                    3,333,186.29                   3.07
  9.501 - 10.000                               116                   11,801,462.56                  10.85
  10.001 - 10.500                              105                   10,488,032.52                   9.65
  10.501 - 11.000                              216                   22,804,786.11                  20.97
  11.001 - 11.500                              163                   16,624,886.92                  15.29
  11.501 - 12.000                              224                   21,136,928.66                  19.44
  12.001 - 12.500                              105                    8,748,764.69                   8.05
  12.501 - 13.000                               80                    6,438,603.87                   5.92
  13.001 - 13.500                               28                    1,901,604.45                   1.75
  13.501 - 14.000                               20                    1,617,450.42                   1.49
  14.001 - 14.500                                7                      653,292.04                   0.60
  14.501 - 15.000                                6                      278,963.37                   0.26
  15.001 - 15.500                                1                       48,743.43                   0.04

  TOTAL:                                    1,135                   108,736,090.87                 100.00


--------------------------------------------------------------------------------













This page must be accompanied by the disclaimer included on the cover of      17
these materials. If you did not receive such a disclaimer please contact your Smith Barney Financial Advisor immediately.

--------------------------------------------------------------------------------
                     GROUP II COLLATERAL SUMMARY (CONTINUED)

Statistics for the ADJUSTABLE RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.


                                     MARGIN

---------------------------------------------------------------------------------------------------------------------
                                                                STAT. CALC. DATE            % OF STAT. CALC. DATE
  MARGIN (%)                            MORTGAGE LOANS       PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  2.501 - 3.000                                 2                       367,851.64                   0.34
  3.001 - 3.500                                 1                        72,401.50                   0.07
  3.501 - 4.000                                10                     1,056,114.91                   0.97
  4.001 - 4.500                                31                     2,701,314.15                   2.48
  4.501 - 5.000                                80                     7,545,058.37                   6.94
  5.001 - 5.500                                93                     8,828,373.23                   8.12
  5.501 - 6.000                               207                    22,495,955.63                  20.69
  6.001 - 6.500                               175                    16,806,664.16                  15.46
  6.501 - 7.000                               250                    24,713,625.44                  22.73
  7.001 - 7.500                               114                    10,056,471.23                   9.25
  7.501 - 8.000                                90                     7,243,443.19                   6.66
  8.001 - 8.500                                30                     2,710,897.75                   2.49
  8.501 - 9.000                                28                     2,438,216.34                   2.24
  9.001 - 9.500                                13                     1,161,976.37                   1.07
  9.501 - 10.000                                7                       402,729.55                   0.37
  10.001 - 11.000                               4                       134,997.41                   0.12

  TOTAL:                                    1,135                   108,736,090.87                 100.00


                            NEXT RATE ADJUSTMENT DATE

---------------------------------------------------------------------------------------------------------------------
                                                                STAT. CALC. DATE            % OF STAT. CALC. DATE
  DATE                                  MORTGAGE LOANS       PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  JUNE 2000                                    37                     3,370,425.80                   3.10
  JULY 2000                                    70                     6,855,888.22                   6.31
  AUGUST 2000                                  53                     4,646,821.03                   4.27
  NOVEMBER 2001                                 4                       301,343.02                   0.28
  DECEMBER 2001                               290                    28,993,296.85                  26.66
  JANUARY 2002                                364                    35,209,160.41                  32.38
  FEBRUARY 2002                               317                    29,359,155.54                  27.00

  TOTAL:                                    1,135                   108,736,090.87                 100.00


--------------------------------------------------------------------------------





This page must be accompanied by the disclaimer included on the cover of      18
these materials. If you did not receive such a disclaimer please contact your Smith Barney Financial Advisor immediately.

--------------------------------------------------------------------------------
                     GROUP II COLLATERAL SUMMARY (CONTINUED)

Statistics for the ADJUSTABLE RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.


                                  LIFETIME CAP

---------------------------------------------------------------------------------------------------------------------
                                                                STAT. CALC. DATE            % OF STAT. CALC. DATE
  LIFETIME CAP (%)                      MORTGAGE LOANS       PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  14.501 - 15.000                               2                       367,851.64                   0.34
  15.001 - 15.500                               4                       474,283.94                   0.44
  15.501 - 16.000                              20                     2,017,249.96                   1.86
  16.001 - 16.500                              38                     3,333,186.29                   3.07
  16.501 - 17.000                             116                    11,801,462.56                  10.85
  17.001 - 17.500                             105                    10,488,032.52                   9.65
  17.501 - 18.000                             216                    22,804,786.11                  20.97
  18.001 - 18.500                             163                    16,624,886.92                  15.29
  18.501 - 19.000                             224                    21,136,928.66                  19.44
  19.001 - 19.500                             105                     8,748,764.69                   8.05
  19.501 - 20.000                              80                     6,438,603.87                   5.92
  20.001 - 20.500                              28                     1,901,604.45                   1.75
  20.501 - 21.000                              20                     1,617,450.42                   1.49
  21.001 - 21.500                               7                       653,292.04                   0.60
  21.501 - 22.000                               6                       278,963.37                   0.26
  22.001 - 22.500                               1                        48,743.43                   0.04

  TOTAL:                                    1,135                   108,736,090.87                 100.00


--------------------------------------------------------------------------------












This page must be accompanied by the disclaimer included on the cover of      19
these materials. If you did not receive such a disclaimer please contact your Smith Barney Financial Advisor immediately.

--------------------------------------------------------------------------------
                     GROUP II COLLATERAL SUMMARY (CONTINUED)

Statistics for the ADJUSTABLE RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.


                        ORIGINAL TERM TO STATED MATURITY

---------------------------------------------------------------------------------------------------------------------
                                                                STAT. CALC. DATE            % OF STAT. CALC. DATE
  ORIGINAL TERM (MONTHS)                MORTGAGE LOANS       PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  0 - 60                                        2                        59,079.07                   0.05
  61 - 120                                      1                        50,499.70                   0.05
  121 - 180                                     4                       207,309.68                   0.19
  181 - 240                                     3                       156,571.81                   0.14
  241 - 300                                     1                        67,200.00                   0.06
  301 - 360                                 1,124                   108,195,430.61                  99.50

  TOTAL:                                    1,135                   108,736,090.87                 100.00


                  CALCULATED REMAINING TERM TO STATED MATURITY

---------------------------------------------------------------------------------------------------------------------
                                                                STAT. CALC. DATE            % OF STAT. CALC. DATE
  REMAINING TERM (MONTHS)               MORTGAGE LOANS       PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  0 - 60                                        2                        59,079.07                   0.05
  61 - 120                                      1                        50,499.70                   0.05
  121 - 180                                     4                       207,309.68                   0.19
  181 - 240                                     3                       156,571.81                   0.14
  241 - 300                                     1                        67,200.00                   0.06
  301 - 360                                 1,124                   108,195,430.61                  99.50

  TOTAL:                                    1,135                   108,736,090.87                 100.00


                                    SEASONING

---------------------------------------------------------------------------------------------------------------------
                                                                STAT. CALC. DATE            % OF STAT. CALC. DATE
  SEASONING (MONTHS)                    MORTGAGE LOANS       PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  0                                           506                    46,751,920.12                  43.00
  1                                           467                    45,251,055.48                  41.62
  2                                           161                    16,628,373.70                  15.29
  3                                             1                       104,741.57                   0.10

  TOTAL:                                    1,135                   108,736,090.87                 100.00


--------------------------------------------------------------------------------










This page must be accompanied by the disclaimer included on the cover of      20
these materials. If you did not receive such a disclaimer please contact your Smith Barney Financial Advisor immediately.

--------------------------------------------------------------------------------
                     GROUP II COLLATERAL SUMMARY (CONTINUED)

Statistics for the ADJUSTABLE RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.

                          COMBINED LOAN-TO-VALUE RATIO

---------------------------------------------------------------------------------------------------------------------
                                                                STAT. CALC. DATE            % OF STAT. CALC. DATE
  CLTV (%)                              MORTGAGE LOANS       PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
 less than or equal to 20.00                    1                       30,000.00                    0.03
  20.01 - 25.00                                 1                       33,542.36                    0.03
  25.01 - 30.00                                 1                       40,000.00                    0.04
  30.01 - 35.00                                 1                       51,000.00                    0.05
  35.01 - 40.00                                 5                      231,802.64                    0.21
  40.01 - 45.00                                 7                      363,975.37                    0.33
  45.01 - 50.00                                 8                      473,593.19                    0.44
  50.01 - 55.00                                 8                      546,251.37                    0.50
  55.01 - 60.00                                16                    1,118,603.21                    1.03
  60.01 - 65.00                                21                    1,425,335.75                    1.31
  65.01 - 70.00                                40                    3,163,725.23                    2.91
  70.01 - 75.00                                91                    7,559,532.15                    6.95
  75.01 - 80.00                               251                   23,106,705.42                   21.25
  80.01 - 85.00                               249                   22,759,295.55                   20.93
  85.01 - 90.00                               353                   40,523,624.06                   37.27
  90.01 - 95.00                                57                    5,526,373.14                    5.08
  95.01 - 100.00                               25                    1,782,731.43                    1.64

  TOTAL:                                    1,135                  108,736,090.87                  100.00
                                 OCCUPANCY TYPE

---------------------------------------------------------------------------------------------------------------------
                                                                STAT. CALC. DATE            % OF STAT. CALC. DATE
  TYPE                                  MORTGAGE LOANS       PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  PRIMARY HOME                              1,095                   106,118,546.34                  97.59
  INVESTMENT PROPERTY                          39                     2,509,544.53                   2.31
  SECOND HOME                                   1                       108,000.00                   0.10

  TOTAL:                                    1,135                   108,736,090.87                 100.00
                                  PROPERTY TYPE

---------------------------------------------------------------------------------------------------------------------
                                                                STAT. CALC. DATE            % OF STAT. CALC. DATE
  TYPE                                  MORTGAGE LOANS       PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  SINGLE FAMILY                               961                   89,244,580.56                   82.07
  PUD                                          66                    9,663,108.95                    8.89
  TWO- TO FOUR-FAMILY                          51                    5,505,808.54                    5.06
  TOWNHOUSE                                    26                    1,971,627.40                    1.81
  MANUFACTURED HOUSING                         22                    1,554,427.99                    1.43
  CONDOMINIUM                                   8                      735,359.26                    0.68
  OTHER                                         1                       61,178.17                    0.06

  TOTAL:                                    1,135                  108,736,090.87                  100.00

--------------------------------------------------------------------------------

This page must be accompanied by the disclaimer included on the cover of      21
these materials. If you did not receive such a disclaimer please contact your Smith Barney Financial Advisor immediately.

--------------------------------------------------------------------------------
                     GROUP II COLLATERAL SUMMARY (CONTINUED)

Statistics for the ADJUSTABLE RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.


                                     STATES
---------------------------------------------------------------------------------------------------------------------
                                                                STAT. CALC. DATE            % OF STAT. CALC. DATE
  STATE                                 MORTGAGE LOANS       PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  ARIZONA                                      42                     3,659,829.08                   3.37
  ARKANSAS                                      6                       393,257.82                   0.36
  CALIFORNIA                                   36                     5,638,156.03                   5.19
  COLORADO                                     19                     2,258,874.09                   2.08
  CONNECTICUT                                  26                     2,861,110.01                   2.63
  DELAWARE                                      9                       930,481.90                   0.86
  FLORIDA                                      53                     4,734,039.25                   4.35
  GEORGIA                                      44                     4,736,867.00                   4.36
  IDAHO                                         6                       485,389.16                   0.45
  ILLINOIS                                     38                     3,865,574.78                   3.56
  INDIANA                                      25                     2,211,465.83                   2.03
  IOWA                                         10                       553,141.99                   0.51
  KANSAS                                       14                       827,910.45                   0.76
  KENTUCKY                                      9                       627,480.82                   0.58
  LOUISIANA                                     4                       456,527.02                   0.42
  MAINE                                        13                     1,249,649.52                   1.15
  MARYLAND                                     15                     1,592,454.48                   1.46
  MASSACHUSETTS                                22                     2,537,507.23                   2.33
  MICHIGAN                                     48                     4,053,134.59                   3.73
  MINNESOTA                                    10                       644,868.44                   0.59
  MISSISSIPPI                                  13                       780,537.58                   0.72
  MISSOURI                                     26                     1,807,601.03                   1.66
  MONTANA                                       1                       103,469.72                   0.10
  NEBRASKA                                      2                       171,484.53                   0.16
  NEVADA                                       13                     1,824,050.90                   1.68
  NEW HAMPSHIRE                                 4                       449,398.72                   0.41
  NEW JERSEY                                   24                     3,252,235.76                   2.99
  NEW MEXICO                                    3                       309,229.02                   0.28
  NEW YORK                                     66                     6,362,857.61                   5.85
  NORTH CAROLINA                               97                     7,629,215.65                   7.02
  OHIO                                         78                     7,153,301.80                   6.58
  OKLAHOMA                                     15                       917,837.48                   0.84
  OREGON                                       15                     1,771,937.15                   1.63
  PENNSYLVANIA                                 75                     5,302,554.86                   4.88
  RHODE ISLAND                                  4                       471,723.22                   0.43
  SOUTH CAROLINA                               25                     2,133,370.19                   1.96
  TENNESSEE                                    35                     3,279,873.01                   3.02
  TEXAS                                        80                     8,303,270.95                   7.64
  UTAH                                          7                       786,599.88                   0.72
  VERMONT                                       1                       199,916.12                   0.18
  VIRGINIA                                     23                     2,303,708.62                   2.12
  WASHINGTON                                   43                     6,459,651.01                   5.94
  WEST VIRGINIA                                 3                       169,354.25                   0.16
  WISCONSIN                                    31                     2,332,802.38                   2.15
  WYOMING                                       2                       142,389.94                   0.13
---------------------------------------------------------------------------------------------------------------------
  TOTAL:                                    1,135                   108,736,090.87                 100.00
---------------------------------------------------------------------------------------------------------------------

This page must be accompanied by the disclaimer included on the cover of      22
these materials. If you did not receive such a disclaimer please contact your Smith Barney Financial Advisor immediately.

--------------------------------------------------------------------------------
                     GROUP II COLLATERAL SUMMARY (CONTINUED)

Statistics for the ADJUSTABLE RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.


                               DOCUMENTATION TYPE

---------------------------------------------------------------------------------------------------------------------
                                                                STAT. CALC. DATE            % OF STAT. CALC. DATE
  TYPE                                  MORTGAGE LOANS       PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  FULL DOCUMENTATION                        1,014                    96,493,494.18                  88.74
  STATED INCOME                                81                     7,652,610.80                   7.04
  LIMITED DOCUMENTATION                        40                     4,589,985.89                   4.22

  TOTAL:                                    1,135                   108,736,090.87                 100.00


                                  CREDIT GRADE

---------------------------------------------------------------------------------------------------------------------
                                                                STAT. CALC. DATE            % OF STAT. CALC. DATE
  GRADE                                 MORTGAGE LOANS       PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  A+                                           12                     1,094,752.88                  1.01
  A1                                          156                    15,902,067.45                 14.62
  A2                                          519                    54,993,754.02                 50.58
  B                                           241                    20,761,710.28                 19.09
  C1                                          127                    10,113,914.48                  9.30
  C2                                           77                     5,650,581.86                  5.20
  D                                             3                       219,309.90                  0.20

  TOTAL:                                    1,135                   108,736,090.87                100.00


--------------------------------------------------------------------------------













This page must be accompanied by the disclaimer included on the cover of      23
these materials. If you did not receive such a disclaimer please contact your Smith Barney Financial Advisor immediately.

--------------------------------------------------------------------------------
                     GROUP I COLLATERAL SUMMARY (CONTINUED)

Statistics for the ADJUSTABLE RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.


                              PREPAYMENT PENALTIES

---------------------------------------------------------------------------------------------------------------------
                                                                STAT. CALC. DATE            % OF STAT. CALC. DATE
  PENALTY                               MORTGAGE LOANS       PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  NO                                          253                    23,760,560.10                  21.85
  YES                                         882                    84,975,530.77                  78.15

  TOTAL:                                    1,135                   108,736,090.87                 100.00


                             PREPAYMENT PENALTY TERM

---------------------------------------------------------------------------------------------------------------------
                                                                STAT. CALC. DATE            % OF STAT. CALC. DATE
  PENALTY TERM (MONTHS)                 MORTGAGE LOANS       PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

  0                                           253                    23,760,560.10                  21.85
  12                                           27                     3,261,115.36                   3.00
  24                                          141                    17,074,766.29                  15.70
  36                                          101                    10,734,846.51                   9.87
  48                                            2                       176,400.00                   0.16
  60                                          611                    53,728,402.61                  49.41

  TOTAL:                                    1,135                   108,736,090.87                 100.00


--------------------------------------------------------------------------------

















This page must be accompanied by the disclaimer included on the cover of      24
these materials. If you did not receive such a disclaimer please contact your Smith Barney Financial Advisor immediately.